                                                                Exhibit 5


Application to New England Life Insurance Company (NELICO),
Boston, Massachusetts for a Variable Annuity

                                                            For Company Use Only
                                                            No. ________________

--------------------------------------------------------------------------------
1 Annuitant

--------------------------------------------------------------------------------
Name (Print as it should appear in the contract)

-------------------------------------------------------------------------------
Street Address

-------------------------------------------------------------------------------
City                                               State                    Zip

Social Security [_][_][_] [_][_] [_][_][_][_]
Date of
Birth    [_][_] [_][_] [_][_]
         month   day    year

Sex:   [_] Male  [_] Female
--------------------------------------------------------------------------------
2 Owner(s)       [_] Individual   [_] Trust/Corporation    [_] Joint Owners
                 [_] Qualified Plan Trustee

a.

--------------------------------------------------------------------------------
First                            Middle                                  Last

--------------------------------------------------------------------------------
Street Address

--------------------------------------------------------------------------------
City                                      State                           Zip

Social Security/T.I.N. [_][_][_] [_][_] [_][_][_][_]
Date of
Birth   [_][_] [_][_] [_][_]   Sex: [_] Male  [_] Female
        month   day    year
--------------------------------------------------------------------------------
b.

--------------------------------------------------------------------------------
First                            Middle                                  Last

--------------------------------------------------------------------------------
Street Address

--------------------------------------------------------------------------------
City                                      State                           Zip

Social Security [_][_][_] [_][_] [_][_][_][_]
Date of
Birth   [_][_] [_][_] [_][_]   Sex: [_] Male  [_] Female
        month   day    year

--------------------------------------------------------------------------------
3 Beneficiary   (For a Trust, Trustee is Beneficiary) (Qualified Plan, Trustee
                is Beneficiary)

Primary:        Spouse of  [_] 2a  [_] 2b  [_] NA

--------------------------------------------------------------------------------
Name                                              Social Security Number

Secondary:      Spouse of  [_] 2a  [_] 2b  [_] NA

--------------------------------------------------------------------------------
Name                                              Social Security Number

--------------------------------------------------------------------------------
4 Contingent Annuitant

If jointly owned and neither Owner is the Annuitant, indicate which Owner is to be the Contingent Annuitant:

                               [_] 2a     [_] 2b

If individually owned and the Owner and Annuitant are different, the Owner is the Contingent Annuitant.
--------------------------------------------------------------------------------
5 Type of contract

          [_] 401(A) Qualified Pension or      [_] 457 Deferred Compensation
              Profit Sharing Plan              [_] TSA
          [_] IRA Rollover                     [_] Retirement Savings
          [_] IRA  [_] SEP                     [_] Other:__________________
                 Apply toward _____ tax yr.
--------------------------------------------------------------------------------
6 Purchase Payment(s)

A Single payment of $_____________ and

a) Bill $______________              or    b) [_] MSA/EFT No. _________________
   [_] Monthly     [_] Quarterly
   [_] Semi-annual [_] Annual

Billing Address:   [_] 2a   [_] 2b
                   [_] Other:
(if applicable)

          ---------------------------

          ---------------------------

          ---------------------------
--------------------------------------------------------------------------------
7 Allocation

       Please allocate my payment(s) as follows: (use whole percentages)

      Back Bay Advisors Bond Income                             ____%
      Back Bay Advisors Money Market                            ____%
      Loomis Sayles Avanti Growth                               ____%
      Westpeak Value Growth                                     ____%
      Loomis Sayles Small Cap                                   ____%
      Salomon Brothers U.S. Government                          ____%
      Loomis Sayles Balanced                                    ____%
      Alger Equity Growth                                       ____%
      Draycott International Equity                             ____%
      Venture Value                                             ____%
      Salomon Brothers Strategic Bond Opportunities             ____%
      Fixed Account                                             ____%
                                                                ____%
                                                                ____%

                         Minimum allocation is 10%.       Total  100%
                                                                ----

NEV APP-31-96    AGS

--------------------------------------------------------------------------------
8 Additional Information

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9 Trust Data

Date of Trust [_][_] [_][_] [_][_]
              month   day    year

Trust T.I.N. [_][_][_] [_][_] [_][_][_][_]

Name of Trustee(s)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Home Office Use:
Additions and Amendments






--------------------------------------------------------------------------------
10 Maturity

Maturity Date will be age 85 if the contract is issued in PA or NY. Otherwise, the Maturity Date will be age 95. The age at Maturity is based on the oldest of the Owner(s) and the Annuitant.

--------------------------------------------------------------------------------
11 Signatures

Will the annuity applied for replace one or more existing annuity or life insurance contracts? [_] No [_] Yes (explain in section 8)

ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

[_] RECEIPT OF A VARIABLE ANNUITY AND FUND PROSPECTUS IS HEREBY ACKNOWLEDGED.

General. To the best of my knowledge and belief, the answers recorded are true and complete. My agreement in writing is required to any change made by the Company as to information in the Application.

When the Contract Takes Effect. The contract will take effect as of the latest of: (a) the date of the Application; (b) the date the first purchase payment and first premium for any riders are paid; and (c) any date of issue that is requested; provided that this Application can be approved by the Company as submitted.

Signed at________________________  On________________  _________________________
              City, State            (month/day/year)       Owner Signature

         __________________________________________    _________________________
            Signature of Annuitant Required for          Joint Owner Signature
                       Qualified Plan

Do you have reason to believe that replacement or change of any existing insurance or annuity may be involved? [_] Yes [_] No

Does Annuitant appear to be in good health and mentally competent? (If No, give
details in separate memo)              [_] Yes  [_] No

_______________________________________
  Registered Representative's Name
           (please print)

_______________________________________  ______________________________________
  Registered Representative Signature     State License Identification Number

Accepted by the Company at the Home Office by: _________________________________
                                                        Principal Signature

                                                   Date: _______________________
                                                            (month/day/year)

--------------------------------------------------------------------------------
ALL PURCHASE PAYMENTS MUST BE MADE PAYABLE TO THE COMPANY: Do Not Make Checks Payable To The Registered Representative Or Leave The Payee Blank.